Designated Filer:  WPM, L.P.
Issuer & Ticker: Symbol: Fidelity National Information Services, Inc. (FIS)
Date of Event:  Requiring Statement:  September 16, 2010

JOINT FILERS' SIGNATURES

WPM GP, LLC

By: /s/ Scott A. Arenare                                                                                    Date:   September 17, 2010
Name:  Scott A. Arenare
Title:  Managing Director and Secretary

WARBURG PINCUS PRIVATE EQUITY IX, L.P.
By: Warburg Pincus IX LLC, its General Partner,
By:  Warburg Pincus Partners, LLC, its Sole Member,
By:  Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare                                                                                    Date:   September 17, 2010
Name:  Scott A. Arenare
Title:  Partner

WARBURG PINCUS IX LLC
By: Warburg Pincus Partners, LLC, its Sole Member,
By:  Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare                                                                                    Date:   September 17, 2010
Name:  Scott A. Arenare
Title:  Partner

WARBURG PINCUS PARTNERS, LLC
By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare                                                                                    Date:   September  17, 2010
Name:  Scott A. Arenare
Title:  Partner

Designated Filer:  WPM, L.P.
Issuer & Ticker: Symbol: Fidelity National Information Services, Inc. (FIS)
Date of Event:  Requiring Statement:  September 16, 2010

WARBURG PINCUS LLC

By: /s/ Scott A. Arenare                                                                                    Date:   September 17, 2010
Name:  Scott A. Arenare
Title:  Managing Director

WARBURG PINCUS & CO.

By: /s/ Scott A. Arenare                                                                                    Date:   September  17, 2010
Name:  Scott A. Arenare
Title:  Partner

By: /s/ Scott A. Arenare                                                                                    Date:   September  17, 2010
Name:  Charles R. Kaye
By: Scott A. Arenare, Attorney-in-Fact*

By: /s/ Scott A. Arenare                                                                                    Date:   September 17, 2010
Name:  Joseph P. Landy
By: Scott A. Arenare, Attorney-in-Fact**

__________________
*	Power of Attorney given by Mr. Kaye was previously filed with the SEC on March 2, 2006, as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

**	Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006, as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.